UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 14, 2022
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CLEARPOINT NEURO, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 S. Sierra Ave., Suite 100
Solana Beach, CA 92075
(Address of principal executive offices, zip code)
(888) 287-9109
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Effective as of December 14, 2022, the Board of Directors of ClearPoint Neuro, Inc. (the “Company”) adopted the Fourth Amended and Restated Bylaws in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the General Corporation Law of the State of Delaware, and a periodic review of the bylaws. The changes to the Fourth Amended and Restated Bylaws, among other things, enhance the existing procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals made in connection with annual and special meetings of stockholders.
These changes include, without limitation:
•Requiring additional disclosures, representations and acknowledgments from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, including regarding compliance with new Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), with respect to nominating stockholders;
•Changing the advance notice deadline for stockholders to bring director nominations or business to be discussed at an annual meeting; and
•Other certain non-substantive or ministerial and conforming edits.
The foregoing description of the Fourth Amended and Restated Bylaws is only a summary and is qualified in its entirety by the full text of the Fourth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item  9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 3.1	Fourth Amended and Restated Bylaws of ClearPoint Neuro, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2022	CLEARPOINT NEURO, INC.

	By:	/s/ Danilo D’Alessandro
Danilo D’Alessandro
Chief Financial Officer